                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-6094

                       THE LATIN AMERICA EQUITY FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140 (Address of Principal Executive Offices) (Zip Code)

                               J. Kevin Gao, Esq.
                       The Latin America Equity Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2005 to December 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

THE LATIN AMERICA
EQUITY FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2005

[LAQ LISTED NYSE(R) LOGO]

LAQ-AR-1205

CONTENTS

Letter to Shareholders                                                        1

Portfolio Summary                                                             3

Schedule of Investments                                                       5

Statement of Assets and Liabilities                                           9

Statement of Operations                                                      10

Statement of Changes in Net Assets                                           11

Financial Highlights                                                         12

Notes to Financial Statements                                                14

Report of Independent Registered Public Accounting Firm                      20

Results of Annual Meeting of Shareholders                                    21

Tax Information                                                              21

Description of InvestLink(SM) Program                                        22

Information Concerning Directors and Officers                                25

Annual Certifications                                                        28

Advisory Agreement Approval Disclosure                                       29

Proxy Voting and Portfolio Holdings Information                              33

LETTER TO SHAREHOLDERS

                                                                February 1, 2006

DEAR SHAREHOLDER:

For the year ended December 31, 2005, The Latin America Equity Fund, Inc. (the "Fund") had an increase in its net asset value (NAV) of 47.92%, assuming reinvestment of dividends and distributions. By comparison, the Morgan Stanley Capital International Latin America Index* had an increase of 50.00% (net of dividend taxation) for the period. Based on market price, the Fund's shares rose 44.06% during the year. As a result, the Fund's discount to its NAV stood at 13.59% on December 31, 2005, compared with a discount of 11.28% at the beginning of the period.

LATIN AMERICA: LEADING AN OUTPERFORMING ASSET CLASS

The year was a positive one for stock markets around the world, aided by robust global growth and supportive liquidity conditions. Emerging markets as a group had overall strong returns in absolute terms and as compared with developed stock markets, helped in part by strong economic fundamentals, high and rising commodity prices and low levels of risk aversion.

Latin America outperformed the broader emerging markets group. Brazil was a standout, reaching all-time highs on the back of a supportive backdrop for commodity prices, encouraging inflation reports and the anticipation of interest rate cuts, after an extended cycle of tightening. These factors countered worries over political scandals that plagued the market in third quarter.

Mexico was another strong performer, supported by encouraging inflation and corporate earnings news and its ties to the recovering US economy. Chile benefited from strong domestic demand in addition to its commodity exports. Argentina was also aided by strength in commodity prices for the year as a whole, though the market ended the year on a negative note, hampered by policy concerns, including those related to the appointment of a new Economic Minister and talk of price controls as a means to fight inflation.

PERFORMANCE: PARTICIPATING IN A MULTI-SECTOR RALLY

The Fund had a solid gain but modestly trailed its benchmark for the year. This in part reflected lower returns from the Fund's small allocation to private equity (approximately 1% of its assets as of December 31, 2005), despite the fact that liquidity conditions have improved in the private market. From a broad sector perspective, the Fund's energy and telecommunications stocks had gains but modestly lagged their respective components of the benchmark, while its industrials and consumer discretionary holdings were positive contributors to both absolute and relative performance. Within health care, we owned a Brazilian medical diagnostics company that had a large gain.

THE PORTFOLIO AND OUTLOOK

We continue to view Latin America as compelling from an equity perspective. For one, throughout the past year a buoyant new issue market has given many opportunities to invest in a range of new companies, in emerging sectors such as transportation (rail and air), homebuilding and real estate, health care, insurance and retail. There has also been a deepening of the free float of several existing publicly traded companies. On balance, these opportunities have been beneficial for returns.

In the portfolio, we increased our weighting in Brazil over the course of the year, mostly at the expense of Mexico and Chile, though late in the year we raised our exposure to Chile, narrowing the degree of our underweighted position. Chilean stocks have lagged the region, and valuations, which historically have been relatively high, are now in some sectors in line with or below valuations in Mexico and the country's economic fundamentals remain strong in our view. We have reduced our positions in Argentina and Venezuela, based on our more negative outlook on the prospects for further market oriented reform and the potential for government interference in the market economy.

Latin American equities have now had an extended period of strong performance, and as a result they may be susceptible to profit-taking on any negative news. That said, we continue to see upside potential over the next year, based on overall healthy fundamentals in terms of economic growth and earnings and cash flow improvements. The global macro backdrop remains supportive: fund flows have been healthy and risk appetite has increased lately. Barring a spike in US bond yields or other external shocks, the conditions for emerging markets in general over the intermediate term seem supportive.

For the time being, the markets appear to be shrugging off political concerns; however, we believe that, with Presidential elections coming in many Latin American countries over the next few months, including Brazil and Mexico, greater market volatility could be in store. Our stock positioning remains relatively defensive as a result.

As we anticipated in our last Annual Report, the Fund is now registered in Chile, thereby permitting institutional investors who are domiciled and regulated in that country to invest in the Fund. We believe that this measure helps to increase potential demand for the Fund's shares. It is our understanding that, at this time, Chilean pension funds (AFP's) have invested the maximum amount in non-Chilean equity that is permitted under Chilean regulation. These limitations imposed by this cap and other regulatory caps vary according to relative prices of financial assets as well as inflows of capital from individual contributors to pension funds.

Respectfully,


/s/ Matthew J.K. Hickman                /s/ Steven B. Plump

Matthew J.K. Hickman                    Steven B. Plump
Chief Investment Officer**              Chief Executive Officer and President***

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.


----------
*The Morgan Stanley Capital International Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in Latin America that includes reinvestment of dividends (net of taxes). It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

**Matthew J.K. Hickman, Director, is a portfolio manager specializing in Latin American equities and is primarily responsible for management of the Fund's assets. He joined in 2003 from Compass Group Investment Advisors, where he was general manager of the private wealth management division based in Santiago, Chile. Previously, he was a financial advisor in Credit Suisse First Boston's Private Client Services channel; an equity analyst focusing on Latin American telecommunications companies and several Latin American country markets at ABN AMRO, Lehman Brothers, Bear, Stearns and James Capel; and an equity analyst and member of the management team for the Five Arrows Chile Fund at Rothschild Asset Management. Mr. Hickman holds a BA in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French. He is also the Chief Investment Officer of The Chile Fund, Inc.

***Steven B. Plump is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and CEO/President of the Fund. He joined Warburg Pincus Asset Management ("WPAM") in 1995 and came to Credit Suisse in 1999 when it acquired WPAM.

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2005 (UNAUDITED)

GEOGRAPHIC ASSET BREAKDOWN

[CHART]

AS A PERCENT OF NET ASSETS

                                      DECEMBER 31, 2005        DECEMBER 31, 2004
Argentina                                          1.62%                    1.75%
Brazil                                            57.46%                   52.02%
Chile                                              7.44%                    8.45%
Colombia                                           1.67%                    0.00%
Latin America                                      0.38%                    0.82%
Mexico                                            27.29%                   30.78%
Panama                                             0.00%                    0.83%
Peru                                               0.91%                    1.52%
Venezuela                                          0.18%                    1.21%
Global                                             0.77%                    1.01%
Cash and Other Assets                              2.28%                    1.61%

SECTOR ALLOCATION

[CHART]

AS A PERCENT OF NET ASSETS

                                      DECEMBER 31, 2005        DECEMBER 31, 2004
Airlines                                           2.29%                    0.93%
Banking                                            9.38%                    9.69%
Broadcast, Radio & Television                      3.22%                    0.93%
Cellular Telecommunications                        7.59%                   11.44%
Cement                                             2.80%                    2.12%
Diversified Operations                             2.84%                    1.97%
Electric-Integrated                                2.36%                    3.59%
Food & Beverages                                   7.61%                    5.12%
Mining                                             9.38%                   11.86%
Oil & Natural Gas                                 14.04%                   11.11%
Real Estate Operations/Development                 2.96%                    1.91%
Steel                                              2.36%                    2.00%
Telephone-Integrated                               6.93%                   14.97%
Other                                             26.24%                   22.37%

TOP 10 HOLDINGS, BY ISSUER

                                                                                        PERCENT OF
      HOLDING                                           SECTOR               COUNTRY    NET ASSETS
  ------------------------------------------------------------------------------------------------
  1.  Petroleo Brasileiro S.A.                    Oil & Natural Gas          Brazil        13.6
  2.  Companhia Vale do Rio Doce                        Mining               Brazil         8.9
  3.  America Telecom, S.A. de C.V.          Cellular Telecommunications     Mexico         4.0
  4.  Tele Norte Leste Participacoes S.A.        Telephone-Integrated        Brazil         3.9
  5.  Uniao de Bancos Brasileiros S.A.                 Banking               Brazil         3.2
  6.  Grupo Televisa S.A.                   Broadcast, Radio & Television    Mexico         3.0
  7.  Cemex, S.A. de C.V.                               Cement               Mexico         2.8
  8.  America Movil, S.A. de C.V.            Cellular Telecommunications     Mexico         2.7
  9.  Tam S.A.                                         Airlines              Brazil         1.9
 10.  Banco Itau Holding Financeira S.A.               Banking               Brazil         1.8

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2005

                                                       NO. OF
DESCRIPTION                                            SHARES          VALUE
--------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-97.72%

ARGENTINA-1.62%

AGRICULTURE-0.32%
Cresud S.A.C.I.F. y A., ADR                                64,700   $    707,171
                                                                    ------------

BANKING-0.43%
Banco Hipotecario, ADR+                                   250,300        967,710
                                                                    ------------

OIL & NATURAL GAS-0.49%
Tenaris S.A., ADR                                           9,500      1,087,750
                                                                    ------------

REAL ESTATE DEVELOPMENT-0.18%
IRSA Inversiones y Representaciones
 S.A., GDR+                                                33,900        409,512
                                                                    ------------

TELEPHONE-INTEGRATED-0.20%
Nortel Inversora S.A.,
 PNB, ADR+                                                 45,700        441,005
                                                                    ------------
TOTAL ARGENTINA
 (Cost $3,122,967)                                                     3,613,148
                                                                    ------------

BRAZIL-57.46%

AEROSPACE/DEFENSE-EQUIPMENT-0.91%
Empresa Brasileira de Aeronautica
 S.A., ADR                                                 52,100      2,037,110
                                                                    ------------

AIRLINES-1.89%
Tam S.A., PN+                                             221,900      4,218,523
                                                                    ------------

BANKING-5.64%
Banco do Brasil S.A.                                       31,600        570,978
Banco Itau Holding Financeira
 S.A., PN                                                 166,600      4,016,091
Banco Nossa Caixa S.A.+                                    57,300        856,249
Uniao de Bancos Brasileiros
 S.A.,GDR                                                 112,100      7,126,197
                                                                    ------------
                                                                      12,569,515
                                                                    ------------

BOTTLING-1.78%
Companhia de Bebidas das
 Americas, ADR                                             22,600        739,020
Companhia de Bebidas das
 Americas, PN, ADR                                         84,800      3,226,640
                                                                    ------------
                                                                       3,965,660
                                                                    ------------

CELLULAR TELECOMMUNICATIONS-0.92%
Celular CRT Participacoes S.A.                              1,160   $     27,318
Telesp Celular Participacoes
 S.A., ADR+                                               533,757      2,017,601
                                                                    ------------
                                                                       2,044,919
                                                                    ------------

COSMETICS & TOILETRIES-0.43%
Natura Cosmeticos S.A.                                     21,500        948,007
                                                                    ------------

DIVERSIFIED OPERATIONS-2.36%
Bradespar S.A., PN                                         96,300      2,445,125
Investimentos Itau S.A., PN                               886,822      2,809,883
                                                                    ------------
                                                                       5,255,008
                                                                    ------------

E-COMMERCE/PRODUCTS-0.41%
Sunmarino SA+                                              51,000        906,230
                                                                    ------------

ELECTRIC-GENERATION-1.98%
AES Tiete S.A., PN                                    155,712,100      3,393,597
Tractebel Energia S.A.                                    158,500      1,021,377
                                                                    ------------
                                                                       4,414,974
                                                                    ------------

ELECTRIC-INTEGRATED-1.32%
Companhia Energetica de Minas
 Gerais, ADR                                               28,000      1,032,080
Companhia Energetica de Minas
 Gerais, PN                                            14,500,000        589,809
EDP-Energias do Brasil S.A.+                              112,700      1,321,710
                                                                    ------------
                                                                       2,943,599
                                                                    ------------

FOOD-RETAIL-0.27%
Perdigao S.A., PN                                          17,700        597,958
                                                                    ------------

MEDICAL LABS & TESTING SERVICES-0.76%
Diagnosticos da America S.A.+                              90,700      1,689,338
                                                                    ------------

MINING-8.85%
Companhia Vale do Rio Doce,
 ADR, PNA                                                 544,200     19,727,250
                                                                    ------------

OIL & NATURAL GAS-13.55%
Petroleo Brasileiro S.A., ADR                             469,300     30,208,841
                                                                    ------------

                                                       NO. OF
DESCRIPTION                                            SHARES          VALUE
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS-0.73%
Aracruz Celulose S.A., ADR                                 26,300   $  1,052,263
Votorantim Celulose e Papel
 S.A., ADR                                                 47,750        586,847
                                                                    ------------
                                                                       1,639,110
                                                                    ------------

PETROCHEMICALS-0.58%
Braskem S.A., PNA                                         157,600      1,282,124
                                                                    ------------

PUBLIC THOROUGHFARES-1.22%
Obrascon Huarte Lain Brasil
 S.A.+                                                    250,200      2,722,150
                                                                    ------------

REAL ESTATE OPERATIONS/DEVELOPMENT-0.59%
Cyrela Brazil Realty S.A.
 Empreendimentos e
 Participacoes                                             96,500      1,322,201
                                                                    ------------

STEEL-2.36%
Arcelor Brasil SA                                          48,284        578,870
Companhia Siderurgica Nacional
 S.A., ON                                                  82,900      1,785,429
Gerdau S.A., PN                                            48,000        807,707
Usinas Siderurgicas de Minas
 Gerais S.A., PNA                                          88,100      2,097,350
                                                                    ------------
                                                                       5,269,356
                                                                    ------------

SUGAR-1.02%
Cosan SA Industria e Comercio+                             77,600      2,263,707
                                                                    ------------

TELEPHONE-INTEGRATED-5.87%
Brasil Telecom Participacoes
 S.A.                                                 143,300,000      1,457,850
Telecomunicacoes de Sao Paulo
 S.A., PN                                                  78,800      1,617,838
Tele Norte Leste Participacoes
 S.A., ADR                                                260,000      4,659,200
Tele Norte Leste Participacoes
 S.A., ON                                                 173,136      3,951,252
Telemar Norte Leste S.A., PNA                              51,200      1,392,079
                                                                    ------------
                                                                      13,078,219
                                                                    ------------

TEXTILES-1.09%
Companhia Tecidos Norte de
 Minas S.A., PN                                        26,500,000      2,428,174
                                                                    ------------

TOBACCO-0.70%
Souza Cruz S.A.                                           125,000   $  1,552,130
                                                                    ------------

TRANSPORTATION-1.15%
All America Latina Logistica                               60,000      2,562,620
                                                                    ------------

WEB PORTALS/ISP-0.44%
Universo Online SA+                                       115,700        975,932
                                                                    ------------

UTILITIES-0.64%
Companhia de Saneamento
 Basico do Estado de
 Sao Paulo, ON                                         21,100,000      1,418,412
                                                                    ------------

Total Brazil
 (Cost $76,045,160)                                                  128,041,067
                                                                    ------------
CHILE-7.44%

BANKING-1.09%
Banco de Chile                                         16,888,404      1,137,877
Banco Santander Chile S.A.                             30,613,969      1,291,401
                                                                    ------------
                                                                       2,429,278
                                                                    ------------

DIVERSIFIED OPERATIONS-0.48%
Empresas Copec S.A.                                       123,000      1,062,933
                                                                    ------------

ELECTRIC-INTEGRATED-1.04%
Empresa Nacional de Electricidad
 S.A.                                                   1,474,568      1,494,582
Enersis S.A.                                            3,780,000        826,794
                                                                    ------------
                                                                       2,321,376
                                                                    ------------

FOOD & BEVERAGES-1.96%
Compania Cervecerias Unidas
 S.A.                                                     197,880      1,004,761
Compania Cervecerias Unidas
 S.A., ADR                                                 50,400      1,271,088
Embotelladora Andina S.A.,
 ADR, Series B                                             79,100      1,102,654
Embotelladora Andina
 S.A., PNA                                                294,613        661,664
Embotelladora Andina
 S.A., PNB                                                140,000        333,561
                                                                    ------------
                                                                       4,373,728
                                                                    ------------

                                                       NO. OF
DESCRIPTION                                          SHARES/UNITS      VALUE
--------------------------------------------------------------------------------
FOOD-RETAIL-0.25%
Cencosud S.A.                                             280,000   $    555,024
                                                                    ------------

PAPER & RELATED PRODUCTS-0.56%
Empresas CMPC S.A.                                         50,000      1,240,113
                                                                    ------------

RETAIL-MAJOR DEPARTMENT STORES-0.25%
S.A.C.I. Falabella, S.A.                                  205,000        564,496
                                                                    ------------

TELEPHONE-INTEGRATED-0.36%
Compania de Telecomunicaciones
 de Chile S.A., Series A                                  367,916        804,738
                                                                    ------------

WATER-1.45%
Inversiones Aguas Metropolitanas
 S.A., ADR+ ++                                            192,000      3,223,296
                                                                    ------------
TOTAL CHILE
 (Cost $13,629,199)                                                   16,574,982
                                                                    ------------

COLOMBIA-1.67%

BANKING-0.73%
BanColombia S.A., ADR                                      56,300      1,623,129
                                                                    ------------

INVESTMENT COMPANIES-0.94%
Suramericana de Inversiones
 S.A.                                                     244,100      2,098,821
                                                                    ------------
TOTAL COLOMBIA
 (Cost $1,922,465)                                                     3,721,950
                                                                    ------------

LATIN AMERICA-0.38%

VENTURE CAPITAL-0.38%
J.P. Morgan Latin America
 Capital Partners (Cayman),
L.P.++^^                                                  914,628        379,479
J.P. Morgan Latin America
 Capital Partners (Delaware),
 L.P.++^^#                                              1,466,528        464,244
                                                                    ------------
TOTAL LATIN AMERICA
 (Cost $1,360,662)                                                       843,723
                                                                    ------------

                                                        NO. OF
DESCRIPTION                                             SHARES         VALUE
--------------------------------------------------------------------------------
MEXICO-27.29%

AIRLINES-0.39%
Cintra, S.A. de C.V.+                                   2,290,700   $    878,583
                                                                    ------------

BANKING-0.65%
Grupo Financiero Inbursa,
 S.A. de C.V., ON                                         847,000      1,444,359
                                                                    ------------

BROADCAST, RADIO & TELEVISION-3.22%
Grupo Radio Centro S.A. de
 C.V., ADR+                                                57,800        402,288
Grupo Televisa S.A., ADR                                   84,200      6,778,100
                                                                    ------------
                                                                       7,180,388
                                                                    ------------

BUILDING-HEAVY CONSTRUCTION-0.38%
Empresas ICA S.A. de C.V.+                                347,766        849,992
                                                                    ------------

CELLULAR TELECOMMUNICATIONS-6.67%
America Movil, S.A. de C.V.,
 Series L, ADR                                            206,300      6,036,338
America Telecom, S.A. de C.V.,
 Series A1 Shares+                                      1,815,500      8,823,504
                                                                    ------------
                                                                      14,859,842
                                                                    ------------

CEMENT-2.80%
Cemex, S.A. de C.V., ADR                                  105,110      6,236,176
                                                                    ------------

ENGINEERING & CONSTRUCTION-1.35%
Corporacion GEO, S.A. de C.V.,
 Series B+                                                854,500      3,012,296
                                                                    ------------

FOOD & BEVERAGES-5.65%
Embotelladoras Arca S.A.,
 Nominative Shares                                      1,270,200      3,104,558
Fomento Economico Mexicano,
 S.A. de C.V., ADR                                         54,012      3,916,410
Gruma S.A., Class B                                     1,183,300      3,837,676
Grupo Bimbo, S.A. de C.V.,
 Series A                                                 496,100      1,725,541
                                                                    ------------
                                                                      12,584,185
                                                                    ------------
FOOD-RETAIL-0.45%
Controladora Comercial Mexicana
 S.A. de C.V.                                             658,500      1,007,777
                                                                    ------------

                                                        NO. OF
DESCRIPTION                                             SHARES         VALUE
--------------------------------------------------------------------------------
METAL-DIVERSIFIED-1.20%
Grupo Mexico SA de C.V.,
 Class B+                                               1,144,500   $  2,668,221
                                                                    ------------

MINING-0.27%
Baja Mining Corp.+                                      1,520,200        611,645
                                                                    ------------

REAL ESTATE DEVELOPMENT-2.18%
Consorcio ARA, S.A. de C.V.                               384,500      1,680,752
Desarrolladora Homex S.A. de
 C.V., ADR+                                                33,800      1,036,984
Urbi, Desarrollos Urbanos,
 S.A. de C.V.+                                            309,800      2,140,539
                                                                    ------------
                                                                       4,858,275
                                                                    ------------

RETAIL-MAJOR DEPARTMENT STORES-1.57%
Wal-Mart de Mexico, S.A. de C.V.,
 Series V                                                 395,830      2,195,407
Wal-Mart de Mexico, S.A. de C.V.,
 Series V, ADR                                             23,677      1,313,207
                                                                    ------------
                                                                       3,508,614
                                                                    ------------

TELEPHONE-INTEGRATED-0.51%
Telefonos de Mexico, S.A. de C.V.,
 Class L, ADR                                              45,700      1,127,876
                                                                    ------------
TOTAL MEXICO
 (Cost $41,186,657)                                                   60,828,229
                                                                    ------------

PERU-0.91%

BANKING-0.66%
Credicorp Limited                                          64,300      1,465,397
                                                                    ------------

MINING-0.25%
Compania de Minas
 Buenaventura S.A.u., ADR                                  20,000        566,000
                                                                    ------------
TOTAL PERU
 (Cost $1,667,272)                                                     2,031,397
                                                                    ------------

VENEZUELA-0.18%

BANKING-0.18%
Mercantil Servicios Financieros,
 C.A., ADR
 (Cost $399,748)                                          103,600        408,619
                                                                    ------------

GLOBAL-0.77%

VENTURE CAPITAL-0.77%
Emerging Markets
 Ventures I L.P.++^^#
 (Cost $1,564,944)                                      2,226,890   $  1,710,986
                                                                    ------------
TOTAL EQUITY OR EQUITY-LINKED
SECURITIES (Cost $140,899,074)                                       217,774,101
                                                                    ------------

SHORT-TERM INVESTMENTS-3.47%

CHILEAN MUTUAL FUND-0.02%
Fondo Mutuo Security Check
 (Cost $49,853)                                             8,931         50,901
                                                                    ------------

GRAND CAYMAN-3.45%

                                                      PRINCIPAL
                                                   AMOUNTS (000S)
                                                   --------------
HSBC Bank USA., overnight
 deposit, 3.05%, 1/03/06*
 (Cost $7,671,839)                                 $        7,672      7,671,839
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $7,721,692)                                                     7,722,740
                                                                    ------------

TOTAL INVESTMENTS-101.19%
 (Cost $148,620,766) (Notes B,E,G)                                   225,496,841
                                                                    ------------

LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(1.19)%                                                 (2,645,158)
                                                                    ------------
NET ASSETS-100.00%                                                  $222,851,683
                                                                    ============

----------
+    Security is non-income producing.
++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."
^^ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the directon of, the Board of Directors under procedures established by the Board of Directors. (See Notes B and H)
# As of December 31, 2005 the aggregate amount of open commitments for the Fund is $1,017,492. (See Note H)
* Variable rate account. Rate resets on a daily basis: amounts are available on the same business day.
ADR  American Depository Receipts.
GDR  Global Depository Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.

                 See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2005

ASSETS
Investments, at value (Cost $148,620,766) (Notes B,E,G)                            $   225,496,841
Cash (including $1,101,917 of foreign currencies with a cost of $1,104,798)              1,102,829
Receivables:
  Dividends                                                                              1,172,511
  Investments sold                                                                         788,236
  Prepaid expenses                                                                           2,274
                                                                                   ---------------
Total Assets                                                                           228,562,691
                                                                                   ---------------

LIABILITIES
Payables:
  Dividends and distributions (Note B)                                                   4,931,347
  Investment advisory fees (Note C)                                                        445,999
  Investments purchased                                                                    129,791
  Administration fees (Note C)                                                              48,108
  Directors' fees                                                                            2,271
  Chilean taxes                                                                             66,132
  Other accrued fees                                                                        87,360
                                                                                   ---------------
Total Liabilities                                                                        5,711,008
                                                                                   ---------------
NET ASSETS (applicable to 6,322,240 shares of common stock outstanding) (Note D)   $   222,851,683
                                                                                   ===============

NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 6,322,240 shares issued and outstanding
 (100,000,000 shares authorized)                                                   $         6,322
Paid-in capital                                                                        140,606,867
Undistributed net investment income                                                        179,490
Accumulated net realized gain on investments and foreign
 currency related transactions                                                           5,180,648
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies                               76,878,356
                                                                                   ---------------
Net assets applicable to shares outstanding                                        $   222,851,683
                                                                                   ===============

NET ASSET VALUE PER SHARE ($222,851,683 DIVIDED BY 6,322,240)                      $         35.25
                                                                                   ===============

MARKET PRICE PER SHARE                                                             $         30.46
                                                                                   ===============

                 See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Income (Note B):
  Dividends                                                                        $     6,631,801
  Interest                                                                                  33,879
  Net investment income allocated from partnerships                                         61,315
  Less: Foreign taxes withheld                                                            (450,656)
                                                                                   ---------------
  Total Investment Income                                                                6,276,339
                                                                                   ---------------

Expenses:
  Investment advisory fees (Note C)                                                      1,513,476
  Administration fees (Note C)                                                             230,659
  Custodian fees                                                                           224,518
  Audit and tax fees                                                                        69,513
  Accounting fees                                                                           56,931
  Legal fees                                                                                44,342
  Directors' fees                                                                           41,273
  Printing (Note B)                                                                         38,001
  NYSE listing fees                                                                         23,685
  Shareholder servicing fees                                                                19,199
  Insurance                                                                                  5,877
  Other                                                                                     11,703
  Brazilian taxes (Note B)                                                                  72,678
  Chilean taxes (Note B)                                                                    63,277
                                                                                   ---------------
  Total Expenses                                                                         2,415,132
                                                                                   ---------------
  Net Investment Income                                                                  3,861,207
                                                                                   ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments                                                                           46,028,196
  Foreign currency related transactions                                                   (295,888)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currencies                      23,975,296
                                                                                   ---------------
Net realized and unrealized gain on investments and foreign
 currency related transactions                                                          69,707,604
                                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $    73,568,811
                                                                                   ===============

                 See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE YEARS ENDED
                                                                                             DECEMBER 31,
                                                                                   -------------------------------
                                                                                        2005             2004
                                                                                   --------------   --------------
INCREASE IN NET ASSETS

Operations:
  Net investment income                                                            $    3,861,207   $    2,852,033
  Net realized gain on investments and foreign currency related
   transactions                                                                        45,732,308       19,125,891
  Net change in unrealized appreciation in value of investments and
   translation of other assets and liabilities denominated in foreign currencies       23,975,296       22,966,932
                                                                                   --------------   --------------
    Net increase in net assets resulting from operations                               73,568,811       44,944,856
                                                                                   --------------   --------------
Dividends and distributions to shareholders:
  Net investment income                                                                (3,161,120)      (2,908,230)
  Net realized gain on investments                                                     (1,770,227)              --
                                                                                   --------------   --------------
    Total dividends and distributions to shareholders                                  (4,931,347)      (2,908,230)
                                                                                   --------------   --------------
    Total increase in net assets                                                       68,637,464       42,036,626
                                                                                   --------------   --------------
NET ASSETS

Beginning of year                                                                     154,214,219      112,177,593
                                                                                   --------------   --------------
End of year                                                                        $  222,851,683*  $  154,214,219
                                                                                   ==============   ==============

----------
* Includes undistributed net investment income of $179,490.

                 See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS^

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                               ---------------------------------------------------------------
                                                   2005             2004             2003             2002
                                               ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year             $      24.39     $      17.74     $      11.55     $      15.06
                                               ------------     ------------     ------------     ------------
Net investment income/(loss)                           0.61             0.45+            0.34+            0.01**
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency related
 transactions                                         11.03             6.66             5.99            (3.41)
                                               ------------     ------------     ------------     ------------
Net increase/(decrease) in net assets
 resulting from operations                            11.64             7.11             6.33            (3.40)
                                               ------------     ------------     ------------     ------------
Dividends and distributions to shareholders:
  Net investment income                               (0.50)           (0.46)           (0.14)           (0.21)
  Net realized gain on investments and
   foreign currency related transactions              (0.28)              --               --               --
                                               ------------     ------------     ------------     ------------
Total dividends and distributions to
 shareholders                                         (0.78)           (0.46)           (0.14)           (0.21)
                                               ------------     ------------     ------------     ------------
Anti-dilutive impact due to capital
 shares tendered or repurchased                          --               --               --             0.10#
                                               ------------     ------------     ------------     ------------
Net asset value, end of year                   $      35.25     $      24.39     $      17.74     $      11.55
                                               ============     ============     ============     ============
Market value, end of year                      $      30.46     $      21.64     $      15.26     $       9.67
                                               ============     ============     ============     ============
Total investment return (a)                           44.06%           45.04%           59.15%          (18.83)%
                                               ============     ============     ============     ============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000
 omitted)                                      $    222,852     $    154,214     $    112,178     $     73,045
Ratio of expenses to average net
 assets (b)                                            1.33%            1.41%            1.37%            3.06%
Ratio of expenses to average net
 assets, excluding fee waivers                         1.33%            1.41%            1.37%            3.06%
Ratio of expenses to average net
 assets, excluding taxes                               1.26%            1.40%            1.49%            1.52%
Ratio of net investment
 income/(loss) to average net assets                   2.13%            2.36%            2.49%(c)         0.21%
Portfolio turnover rate                               75.60%           69.80%           62.62%           75.28%

----------
^    Per share amounts prior to November 10, 2000 have been restated to reflect a conversion factor of 0.9175 for shares issued in connection with the merger of The Latin America Investment Fund, Inc. and The Latin America Equity Fund, Inc.
* Based on actual shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and December 31, 2001.
** Based on actual shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and December 31, 2002.
+    Based on average shares outstanding.
^^ Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.
#    Impact of the Fund's self-tender program.

                 See accompanying notes to financial statements.

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                               ---------------------------------------------------------------
                                                   2001             2000             1999             1998
                                               ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year             $      16.60     $      18.57     $      10.96     $      18.77
                                               ------------     ------------     ------------     ------------
Net investment income/(loss)                           0.41*           (0.11)+           0.07+            0.16
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency related
 transactions                                         (1.50)           (2.44)            7.07            (7.85)^^
                                               ------------     ------------     ------------     ------------
Net increase/(decrease) in net assets
 resulting from operations                            (1.09)           (2.55)            7.14            (7.69)
                                               ------------     ------------     ------------     ------------
Dividends and distributions to shareholders:
  Net investment income                               (0.57)           (0.08)              --            (0.12)
  Net realized gain on investments and
   foreign currency related transactions                 --               --               --               --
                                               ------------     ------------     ------------     ------------
Total dividends and distributions to
 shareholders                                         (0.57)           (0.08)              --            (0.12)
                                               ------------     ------------     ------------     ------------
Anti-dilutive impact due to capital
 shares tendered or repurchased                        0.12#            0.66             0.47               --
                                               ------------     ------------     ------------     ------------
Net asset value, end of year                   $      15.06     $      16.60     $      18.57     $      10.96
                                               ============     ============     ============     ============
Market value, end of year                      $      12.15     $     12.875     $      13.76     $      7.834
                                               ============     ============     ============     ============
Total investment return (a)                           (1.07)%          (5.87)%          75.65%          (46.63)%
                                               ============     ============     ============     ============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000
 omitted)                                      $    112,009     $    145,281     $    123,262     $     86,676
Ratio of expenses to average net
 assets (b)                                            1.51%            2.13%            2.14%            2.41%
Ratio of expenses to average net
 assets, excluding fee waivers                         1.51%            2.19%            2.22%            2.60%
Ratio of expenses to average net
 assets, excluding taxes                               1.40%            2.03%            2.05%            1.77%
Ratio of net investment
 income/(loss) to average net assets                   2.52%           (0.55)%           0.46%            1.12%
Portfolio turnover rate                              101.73%          125.83%          161.71%          142.35%

                                               FOR THE YEARS ENDED DECEMBER 31,
                                               --------------------------------
                                                     1997             1996
                                                  ------------     ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                $      18.41     $      16.27
Net investment income/(loss)                              0.16             0.21
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency related
 transactions                                             2.01             2.00
                                                  ------------     ------------
Net increase/(decrease) in net assets
 resulting from operations                                2.17             2.21
                                                  ------------     ------------
Dividends and distributions to shareholders:
Net investment income                                    (0.17)            0.07
Net realized gain on investments and
 foreign currency related transactions                   (1.64)              --
                                                  ------------     ------------
Total dividends and distributions to
 shareholders                                            (1.81)           (0.07)
                                                  ------------     ------------
Anti-dilutive impact due to capital
 shares tendered or repurchased                             --               --
                                                  ------------     ------------
Net asset value, end of year                      $      18.77     $      18.41
                                                  ============     ============
Market value, end of year                         $     14.918     $     15.259
                                                  ============     ============
Total investment return (a)                              10.29%            9.18%
                                                  ============     ============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000
 omitted)                                         $    148,130     $    145,230
Ratio of expenses to average net
 assets (b)                                               1.89%            1.69%
Ratio of expenses to average net
 assets, excluding fee waivers                            2.02%            1.80%
Ratio of expenses to average net
 assets, excluding taxes                                  1.65%              --
Ratio of net investment
 income/(loss) to average net assets                      0.77%            1.16%
Portfolio turnover rate                                 111.83%           43.22%

----------
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Funds dividend reinvestment program.
(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.
(c) Ratio includes the effect of a reversal of Chilean repatriation tax accrual; excluding the reversal, the ratio would have been 2.36%.

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE A. ORGANIZATION

The Latin America Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. At December 31, 2005, the Fund held 1.15% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $2,925,606 and fair value of $2,554,709. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

For Chilean securities the Fund accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the year ended December 31, 2005, the Fund accrued $63,277 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for the investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by the fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("Credit Suisse") serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts over $150 million. For the year ended December 31, 2005, Credit Suisse earned $1,513,476 for advisory services. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2005, Credit Suisse was reimbursed $20,000 for administrative services rendered to the Fund.

CELFIN CAPITAL Servicios Financieros S.A. ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. As compensation for its services, Celfin is paid a fee, out of the advisory fees payable to Credit Suisse, calculated weekly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly market value or net assets (whichever is lower). For the year ended December 31, 2005, these sub-advisory fees amounted to $158,617.

For the year ended December 31, 2005, Celfin earned approximately $15,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund paid BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the year ended December 31, 2005, BSFM earned $130,240 for administrative services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos ("U.F.s") (approximately $60,000 at December 31, 2005) or 0.10% of the Fund's average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.s. In addition, an accounting fee is also paid to AFCE. For the year ended December 31, 2005, the administration fees and accounting fees amounted to $80,419 and $5,727, respectively.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2005, Merrill was paid $23,906 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 6,322,240 shares outstanding at December 31, 2005, Credit Suisse owned 13,746 shares.

NOTE E. INVESTMENT IN SECURITIES

For the year ended December 31, 2005, purchases and sales of securities, other than short-term investments, were $137,063,565 and $140,076,406, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowing at the Federal Funds rate plus 0.50%. During the year ended December 31, 2005, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and post-October losses.

The tax character of dividends paid during the years ended December 31 for the Fund were as follows:

           ORDINARY INCOME              LONG-TERM CAPITAL GAINS
   ----------------------------       --------------------------
      2005              2004             2005           2004
   -----------      -----------       -----------    -----------
   $ 3,161,120      $  2,908,230      $ 1,770,227        --

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax year ended December 31, 2005, the Fund incurred and elected to defer net realized foreign currency losses of $107,347.

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales and deferred Post-October losses. At December 31, 2005, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income                $    179,490
Accumulated net realized gain                   5,774,763
Unrealized appreciation                        76,391,588
                                             ------------
Total distributable earnings                 $ 82,345,841
                                             ============

At December 31, 2005, the Fund utilized $36,274,467 in capital loss carryforwards.

At December 31, 2005, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $149,107,534 $79,639,475, $(3,250,168) and $76,389,307, respectively.

At December 31, 2005, the Fund reclassified $188,541 to accumulated net realized gain on investments and foreign currency related transactions from undistributed net investment income. Net assets were not affected by this reclassification.

NOTE H. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

                        NUMBER                                              FAIR                   PERCENT     DISTRI-
                          OF            ACQUISITION                       VALUE AT     VALUE PER    OF NET     BUTIONS       OPEN
SECURITY             UNITS/SHARES         DATE(S)             COST        12/31/05    UNIT/SHARE    ASSETS     RECEIVED  COMMITMENTS
------------------   ------------   -------------------   -----------   -----------   ----------  ---------   ---------  -----------
Emerging Markets
   Ventures I L.P.      2,205,494   01/22/98 - 12/31/04   $ 1,543,548   $ 1,694,547         0.77       0.77
                           21,396   01/10/05 - 07/01/05        21,396        16,439         0.77       0.00
                     ------------                         -----------   -----------               ---------
                        2,226,890                           1,564,944     1,710,986                    0.77   $ 654,460  $  273,110
                     ------------                         -----------   -----------               ---------   ---------  ----------
J.P. Morgan Latin
   America Capital
   Partners
   (Cayman), L.P.         880,437   04/10/00 - 05/28/03       517,703       365,293         0.41       0.16
                           34,191        08/02/05              21,426        14,186         0.41       0.01
                     ------------                         -----------   -----------               ---------
                          914,628                             539,129       379,479                    0.17   $ 780,008           -
                     ------------                         -----------   -----------               ---------   ---------  ----------

                        NUMBER                                              FAIR                   PERCENT     DISTRI-
                          OF            ACQUISITION                       VALUE AT     VALUE PER    OF NET     BUTIONS       OPEN
SECURITY             UNITS/SHARES         DATE(S)             COST        12/31/05    UNIT/SHARE    ASSETS     RECEIVED  COMMITMENTS
------------------   ------------   -------------------   -----------   -----------   ----------  ---------   ---------  -----------
J.P. Morgan Latin
 America Capital
 Partners
 (Delaware), L.P.       1,398,860   04/10/00 - 03/26/04   $   758,379   $   442,823         0.32       0.20
                           67,668         08/02/05             63,154        21,421         0.32       0.01
                     ------------                         -----------   -----------               ---------
                        1,466,528                             821,533       464,244                    0.21  $  852,668  $  744,382
                     ------------                         -----------   -----------               ---------  ----------  ----------
Total                                                     $ 2,925,606   $ 2,554,709                    1.15  $2,287,136  $1,017,492
                                                          ===========   ===========               =========  ==========  ==========

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE I. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated: however, based on experience, the risk of loss from such claims is considered remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Latin America Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin America Equity Fund, Inc. (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and private equity issuers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 17, 2006

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 21, 2005, the Annual Meeting of Shareholders of The Latin America Equity Fund, Inc. (the "Fund") (the "Meeting") was held and the following matters were voted upon:

(1)  To re-elect one director to the Board of Directors of the Fund.

NAME OF DIRECTOR                           FOR          WITHHELD
----------------                        --------        ---------
James J. Cattano                        4,128,172       1,669,221

In addition to the directors re-elected at the Meeting, Enrique R. Arzac, Martin
M. Torino and George W. Landau continued as directors of the Fund.

Effective April 15, 2005, William W. Priest, Jr. resigned as a Director of the Fund.

Effective May 18, 2005, Michael E. Kenneally and Steven Rappaport were appointed as Directors of the Fund

Effective December 6, 2005, Michael E. Kenneally resigned as a Director of the Fund.

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2005) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. Of the $0.78 per share distributions paid in respect of such year, $0.50 per share was derived from ordinary income and $0.28 per share was derived from net realized long-term capital gains. The Fund has met the requirements to pass through all ordinary income as qualified dividends as noted on Box 1B on Form 1099-DIV. Please note that to utilize the lower tax rate for qualifying dividend income, shareholders generally must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The amount of foreign taxes that were passed through to shareholders for the year ended December 31, 2005, was $425,612, equal to $0.07 per share from Brazil. The entire amount of foreign source income is from qualifying dividend income. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2005.

Notification for calendar year 2005 was mailed in January 2006. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by Computershare Trust Company, N.A. ("Computershare"), not by The Latin America Equity Fund, Inc. (the "Fund"). Computershare will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to Computershare. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

Computershare, as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of Computershare Trust Company, N.A.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                       TERM                                     NUMBER OF
                                                     OF OFFICE                                PORTFOLIOS IN
                                                        AND                                       FUND
                                POSITION(S)           LENGTH             PRINCIPAL               COMPLEX            OTHER
NAME, ADDRESS AND                HELD WITH            OF TIME      OCCUPATION(s) DURING        OVERSEEN BY      DIRECTORSHIPS
DATE OF BIRTH                      FUND               SERVED       THE PAST FIVE YEARS           DIRECTOR      HELD BY DIRECTOR
-----------------------------   ---------------   --------------   ------------------------   -------------   -------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac*               Chairman of the   Director since   Professor of Finance and         47        Director of The
c/o Credit Suisse Asset         Board of          1996;            Economics, Graduate                        Adams Express
Management, LLC                 Directors;        Chairman         School of Business,                        Company (a closed-
Attn: General Counsel           Nominating        since 2005;      Columbia University                        end investment
466 Lexington Avenue            Committee         current term     since 1971                                 company); Director
New York, New York              Chairman and      ends at the                                                 of Petroleum and
10017-3140                      Audit Committee   2006 annual                                                 Resources Corpora-
                                Member            meeting                                                     tion (a closed-end
                                                                                                              investment company)
Date of Birth: 10/02/41

James J. Cattano                Director;         Since 1990;      President, Primary                4        None
c/o Primary Resources, Inc.     Nominating        current term     Resources, Inc. (an
55 Old Field Point Road         Committee         ends at the      international trading
Greenwich, Connecticut          Member and        2007 annual      and manufacturing
06830                           Audit Committee   meeting          company specializing
                                Chairman                           in the sale of
Date of Birth: 06/24/43                                            agricultural commodities
                                                                   throughout Latin
                                                                   American markets)
                                                                   since October 1996

Steven N. Rappaport             Director;         Since 1992;      Partner of Lehigh Court,         46        Director of
Lehigh Court, LLC               Nominating        current term     LLC and RZ Capital                         Presstek, Inc.
40 East 52nd Street             and Audit         ends at the      (private investment                        (digital imaging
New York, New York              Committee         2008 annual      firms) since July 2002;                    technologies
10022                           Member            meeting          Transition Advisor to                      company); Director
                                                                   SunGard Securities                         of Wood Resources,
Date of Birth: 07/10/48                                            Finance, Inc. from                         LLC (plywood
                                                                   February 2002 to July                      manufacturing
                                                                   2002; President of                         company)
                                                                   SunGard Securities
                                                                   Finance, Inc. from 2001
                                                                   to February 2002;
                                                                   President of Loanet,
                                                                   Inc. (on-line accounting
                                                                   service) from 1997 to
                                                                   2001

Martin M. Torino                Director;         Since 1990;      Chief Executive Officer          3         None
c/o Credit Suisse Asset         Nominating and    current term     and Director of Celsur
Management, LLC                 Audit Committee   ends at the      Logistica S.A.
Attn: General Counsel           Member            2007 annual      (Logistics) since 2002;
466 Lexington Avenue                              meeting          Chairman of the Board of
New York, New York                                                 Ingenio y Refineria San
10017-3140                                                         Martin Del Tabacal S.A.
                                                                   (a sugar refinery) from
Date of Birth: 08/14/49                                            August 1996 to 2000

George W. Landau                Honorary          Since 2005;      Senior Advisor, Latin           4          Director of GAM
c/o Credit Suisse Asset         Director          Director since   America, The Coca-Cola                     Funds, Inc.
Management, LLC                                   1990             Company since 1988;
Attn: General Counsel                                              Advisor of Guardian
466 Lexington Avenue                                               Industries (a glass
New York, New York                                                 manufacturer) since 1992
10017-3140

Date of Birth: 03/04/20

----------
* Effective December 6, 2005, Enrique R. Arzac was appointed as Chairman of the Board, Michael E. Kenneally, who previously held this position, resigned as a Director effective December 6, 2005.

                                POSITION(S)          LENGTH
NAME, ADDRESS AND                HELD WITH          OF TIME
DATE OF BIRTH                      FUND              SERVED               PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
-----------------------------   ---------------   ------------   -----------------------------------------------------------------
OFFICERS

Steven B. Plump**               Chief Executive   Since 2005     Managing Director; Associated with Credit Suisse or its
Credit Suisse Asset             Officer and                      predecessor since 1995; Officer of other Credit Suisse Funds
Management, LLC                 President
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 02/08/59

Matthew J.K. Hickman***         Chief             Since 2004     Director of Credit Suisse; Financial Advisor with Global Advisors
Credit Suisse Asset             Investment                       from July 2003 to November 2003; General Manager of Compass Group
Management, LLC                 Officer                          Investment Advisors S.A. from February 2002 to July 2003;
466 Lexington Avenue                                             Financial Advisor with Credit Suisse First Boston from August
New York, New York                                               2000 to February 2002; Director of ABN AMRO from September 1998
10017-3140                                                       to August 2000; Officer of other Credit Suisse Funds

Date of Birth: 01/21/64

Michael A. Pignataro            Chief Financial   Since 1993     Director and Director of Fund Administration of Credit Suisse;
Credit Suisse Asset             Officer and                      Associated with Credit Suisse or its predecessor since 1984;
Management, LLC                 Secretary                        Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Emidio Morizio                  Chief             Since 2004     Director and Global Head of Compliance of Credit Suisse;
Credit Suisse Asset             Compliance                       Associated with Credit Suisse since July 2000; Vice President and
Management, LLC                 Officer                          Director of Compliance of Forstmann-Leff Associates from 1998 to
466 Lexington Avenue                                             June 2000; Officer of other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 09/21/66

Ajay Mehra                      Chief Legal       Since 2004     Director and Head of Legal Americas Traditional Asset Management
Credit Suisse Asset             Officer                          and Hedge Funds; Associated with Credit Suisse since September
Management, LLC                                                  2004; Senior Associate of Sherman & Sterling LLP from September
466 Lexington Avenue                                             2000 to September 2004; Senior Counsel of the SEC Division of
New York, New York                                               Investment Management from June 1997 to September 2000; Officer
10017-3140                                                       of other Credit Suisse Funds

Date of Birth: 08/14/70

----------
** Effective July 31, 2005, Steven B. Plump was appointed as Chief Executive Officer and President of the Fund. Michael E. Kenneally, who previously held these positions, resigned effective July 31, 2005.

                                 POSITION(S)        LENGTH
NAME, ADDRESS AND                HELD WITH          OF TIME
DATE OF BIRTH                      FUND              SERVED               PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
-----------------------------   ---------------   ------------   -----------------------------------------------------------------
J. Kevin Gao                    Senior Vice       Since 2004     Director and Legal Counsel of Credit Suisse; Associated with
Credit Suisse Asset             President                        Credit Suisse since July 2003; Associated with the law firm of
Management, LLC                                                  Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other
466 Lexington Avenue                                             Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 10/13/67

Robert Rizza                    Treasurer         Since 1999     Vice President of Credit Suisse; Associated with Credit Suisse
Credit Suisse Asset                                              since 1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

ANNUAL CERTIFICATIONS (UNAUDITED)

The Fund's Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE's corporate governance listing standards. The Fund's Chief Executive Officer and Chief Financial Officer have also filed certifications with the SEC as part of the Fund's Form N-CSR filings that cover certain public disclosure documents of the Fund, including its annual and semi-annual reports to stockholders.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Directors (the "Board") of The Latin America Equity Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Credit Suisse Asset Management, LLC ("Credit Suisse") for the Fund, and (ii) a sub-advisory agreement with CELFIN CAPITAL Servicios Financieros S.A. ("CELFIN" or the "Sub-Adviser") for the Fund. The investment advisory agreement with Credit Suisse and the investment sub-advisory agreement with CELFIN are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on November 16-17, 2005, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Credit Suisse and the Sub-Adviser and the re-approval of the Advisory Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for Credit Suisse and the Sub-Adviser were provided to the Board, as were responses of Credit Suisse and the Sub-Adviser to a detailed series of requests submitted by the Independent Directors' independent legal counsel on behalf of such Directors. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by investment personnel of Credit Suisse and the Sub-Adviser. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the individuals primarily responsible for day-to-day portfolio management services for the Fund.

In addition, the Board received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Fund, Credit Suisse and the Sub-Adviser. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Fund's Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of Credit Suisse and the Sub-Adviser, including their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Credit Suisse's compensation program for its personnel involved in the management of the Fund, including incentive and retirement plans.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and the Sub-Adviser.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results of the Fund over a number of years and since the inception of the Fund, as well as for recent periods. It also considered these results in comparison to the Fund's benchmark index, the MSCI Emerging Markets Free Latin America Index. The Board also considered the Fund's performance compared with the performance of two other peer Latin America funds. The Board noted that the Fund underperformed its benchmark index in some periods and outperformed it in others. The Board also noted that the Fund had underperformed the peer funds in some periods but outperformed them in others.

In addition, the Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including management fees, non-management fees, fee waivers/caps and/or expense reimbursements and actual total expenses of the Fund (including and excluding investment-related expenses and taxes). The Board observed that the Fund's total expense ratio was lower than the median overall expense ratio of a group of funds that was determined to be the most similar to the Fund (the "Peer Group") and the median overall expense ratio of a broader universe of relevant funds (the "Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for the Fund and provided the comparative data. The Board was provided with a description of the methodology used by Lipper to select the closed-end mutual funds in the Fund's Peer Group and Universe. It also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by Credit Suisse to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers into account (the "Net Advisory Rate"). The Board noted that Credit Suisse had voluntary fee waivers in effect to base its current investment advisory fee upon the lower of the average weekly stock price or its average weekly net assets and to waive a portion of its fees previously paid to the Fund's former sub-advisers in Brazil, Argentina and Mexico.

Additionally, the Board received and considered information comparing the Net Advisory Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rates) with those of the other funds in its Peer Group. The Board noted that the Net Advisory Rate for the Fund was lower than the median rates of the Fund's Peer

Group. The Board also noted that the Fund's administrator is not affiliated with Credit Suisse and that the Fund's administration agreement and corresponding fees were negotiated at arms-length. The Board observed that the combined rates of investment advisory and administration fees for the Fund were lower than the median combined rates of its Peer Group. The Board concluded that these and other factors supported the Advisory Agreement Rate and the Net Advisory Rate, and approved the Advisory Agreement for the Fund.

PROFITABILITY

The Board received and considered an estimated profitability analysis of Credit Suisse based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Fund and Credit Suisse and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received with regard to providing these services to the Fund were not unreasonable.

The Board also received and considered an income statement related to the Fund from the Sub-Adviser. The Board observed the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to CELFIN by Credit Suisse and not directly by the Fund, and that the Board separately determined that the Advisory Agreement Rate for the Fund was fair and equitable. Based on these factors, the Board concluded that the profits and other ancillary benefits that CELFIN and its affiliates received with regard to providing these services to the Fund were not unreasonable.

ECONOMIES OF SCALE

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board received and considered information about the nature and extent of services and fee rates offered by Credit Suisse to their other clients, including other registered investment companies and institutional investors and investment companies to which Credit Suisse serves as an unaffiliated sub-adviser. The Board also received and considered information about the nature and extent of services offered by the Sub-Adviser to other clients. The Board concluded that the Advisory Agreement Rate and Sub-Advisory Agreement Rate were reasonable, considering factors such as the nature and extent of services provided and comparison with rates offered to other clients. Where Credit Suisse's rates offered to its other clients were appreciably lower, the Board considered that Credit Suisse's voluntary fee waivers would decrease the Advisory Agreement Rate. The Board concluded, based on information provided by Credit Suisse, that the costs associated with managing and operating a registered, closed-end, international fund, compared with other clients or other funds, provided a justification for the higher fee rates charged to the Fund.

OTHER BENEFITS TO CREDIT SUISSE

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of Credit Suisse with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in the business of Credit Suisse as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

OTHER FACTORS AND BROADER REVIEW

As discussed above, the Board reviews detailed materials received from Credit Suisse and the Sub-Adviser annually as part of the re-approval process under
Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse and the Sub-Adviser at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports, and confers with the chief investment officer and managers of the Fund at various times throughout the year.

After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how The Latin America Equity Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

                -    By calling 1-800-293-1232;

                -    On the Fund's website, www.credit-suisse.com/us

                - On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Commodity Return Strategy Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Small Cap Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Blend Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Allocation Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

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SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. Credit Suisse Asset Management, LLC, the Fund's investment adviser, is part of the Asset Management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries.

SHAREHOLDER INFORMATION

The Fund's market price is published in THE NEW YORK TIMES (daily) under the designation "LatAEqty", THE WALL STREET JOURNAL (daily) under the designation of "LatAmEq", and BARRON'S (each Monday) under the designation "Latin Amer Eq". The Fund's New York Stock Exchange, Inc. trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.credit-suisse.com/us

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac         Chairman of the Board of Directors

James J. Cattano         Director

George W. Landau         Honorary Director

Steven Rappaport         Director

Martin M. Torino         Director

Steven B. Plump          Chief Executive Officer and President

Matthew J.K. Hickman     Chief Investment Officer

J. Kevin Gao             Senior Vice President

Ajay Mehra               Chief Legal Officer

Emidio Morizio           Chief Compliance Officer

Michael A. Pignataro     Chief Financial Officer and Secretary

Robert Rizza             Treasurer

John E. Smith, Jr.       Assistant Treasurer

Karen Regan              Assistant Secretary

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISER

Celfin Capital Servicios Financieros S.A.
Apoquindo 3721, Piso 19
Santiago, Chile

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                       [LAQ LISTED NYSE(R) LOGO]

                                                                     LAQ-AR-1205

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2005. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2005.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended December 31, 2004 and December 31, 2005.

                          2004         2005
                          ----------   ----------
Audit Fees                $   56,150   $   59,850
Audit-Related Fees(1)     $    4,500   $    3,150
Tax Fees(2)               $    7,482   $    7,860
All Other Fees                    --           --
Total                     $   68,132   $   70,860

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements ($3,000 in 2004 and $3,150 in 2005) and the registrant's third quarter 2004 Form N-Q filing ($1,500).

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("Credit Suisse"), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended December 31, 2004 and December 31, 2005.

                          2004         2005
                          ----------   ----------
Audit-Related Fees               N/A          N/A

Tax Fees                         N/A          N/A
All Other Fees                   N/A   $  394,000
Total                            N/A   $  394,000


(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than Credit Suisse or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                          2004         2005
                          ----------   ----------
Audit-Related Fees               N/A          N/A
Tax Fees                         N/A          N/A
All Other Fees                   N/A          N/A
Total                            N/A          N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended December 31, 2004 and December 31, 2005:

                          2004         2005
                          ----------   ----------
Audit-Related Fees               N/A          N/A
Tax Fees                         N/A          N/A
All Other Fees                   N/A          N/A
Total                            N/A          N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2004 and December 31, 2005 were $11,982 and $11,010, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, James Cattano, Steven N. Rappaport and Martin M. Torino.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

     -    a copy of the Policy;

     -    a copy of each proxy statement received on behalf of CSAM clients;

     -    a record of each vote cast on behalf of CSAM clients;

     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

     Disclosure

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

     Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

     Operational Items

     Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

     Board of Directors

     Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences;
          (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

     Proxy Contests

     Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Antitakeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

     Merger and Corporate Restructuring

     Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits;
          (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital;
          (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights;
          (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium;
          (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
          (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
          (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

     Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

     Capital Structure

     Adjustments to Par Value of Common Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

     Executive and Director Compensation

     Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2005

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information pertaining to the Chief Investment Officer of The Latin America Equity Fund, Inc., as of December 31, 2005, is set forth below.

Matthew Hickman                 Director of Credit Suisse; Financial Advisor
Chief Investment Officer        with Global Advisors from July 2003 to November
Since 2004                      2003; General Manager of Compass Group
                                Investment Advisors S.A. from February 2002 to
Date of Birth: 01/21/64         July 2003; Financial Advisor with Credit Suisse
                                First Boston from August 2000 to February 2002;
                                Director of ABN AMRO from September 1998 to
                                August 2000; Officer of other Credit Suisse
                                Funds

     Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

                  As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Matthew Hickman and the total assets managed within each category as of December 31, 2005.

            REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                 COMPANIES                VEHICLES            OTHER ACCOUNTS
            --------------------------------------------------------------------
            4       $ 589 million   1         $ 76 million    0          N/A

                  No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

                  It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Portfolio's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

                  If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally

(i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

                  Matthew Hickman is compensated for his services by Credit Suisse. His compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining his bonus include the Fund's performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc. A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Like all employees of Credit Suisse, these portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.

Securities Ownership. As of December 31, 2005, Mr. Hickman did not own any shares of the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 1, 2005.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)   Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                  THE LATIN AMERICA EQUITY FUND, INC.

                  /s/ Steven B. Plump
                  -------------------
                  Name:  Steven B. Plump
                  Title: Chief Executive Officer
                  Date:  March 9, 2006

                  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                  /s/ Steven B. Plump
                  -------------------
                  Name:  Steven B. Plump
                  Title: Chief Executive Officer
                  Date:  March 9, 2006

                  /s/ Michael A. Pignataro
                  ------------------------
                  Name:  Michael A. Pignataro
                  Title: Chief Financial Officer
                  Date:  March 9, 2006